Exhibit 99.2

                                  CERTIFICATION
                   Pursuant to 18 United States Code 1350


     The undersigned hereby certifies that the quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2002, of RACI Holding, Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/Mark A. Little
                                        -----------------------------------
                                        Name:    Mark A. Little
                                        Title:   Executive Vice President,
                                                 Chief Financial Officer and
                                                 Chief Administrative Officer
                                        Date:    August 13, 2002